Morgan, Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110

December 30, 2015

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, D.C. 20549

Re:

Legg Mason Partners Institutional Trust

(filing relates to Western Asset Institutional Liquid Reserves, Western Asset Institutional Cash Reserves, Western Asset Institutional U.S. Treasury Reserves, Western Asset Institutional U.S. Treasury Obligations Money Market Fund, Western Asset Institutional Government Reserves and Western Asset Institutional Tax Free Reserves (the “Funds”))

(File Nos. 33-49552 and 811-6740)

Ladies and Gentlemen:

On behalf of Legg Mason Partners Institutional Trust, a Maryland statutory trust (the “Trust”), we hereby certify pursuant to Rule 497(j) under the Securities Act of 1933, as amended (the “1933 Act”), that the forms of the Prospectuses relating to the Funds that would have been filed by the Trust pursuant to Rule 497(c) under the 1933 Act upon the effectiveness of Post-Effective Amendment No. 104 to the Trust’s Registration Statement on Form N-1A (the “Amendment”) would not have differed from those contained in the Amendment. The Amendment was filed via the EDGAR system on December 16, 2015 and became effective on December 29, 2015.

In addition, we are hereby filing, pursuant to the requirements of Rule 497(c) under the 1933 Act, the Statement of Additional Information relating to the Funds. Pursuant to the requirements of Rule 497(g), the paragraph of Rule 497 under which this filing is made and the file numbers of the Trust’s Registration Statement are noted on the Statement of Additional Information.

Please call the undersigned at (617) 951-8381 with any comments or questions relating to the filing.

Sincerely,

/s/ Mari A. Wilson

Mari A. Wilson